UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): December 10, 2007

NORTH PITTSBURGH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

0-13716	25-1485389
(Commission File Number)	(IRS Employer Identification No.)

4008 Gibsonia Road Gibsonia, PA	15044-9311
(Address of principal executive offices)	(Zip Code)

(724) 443-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 10, 2007, North Pittsburgh Systems, Inc. (“North Pittsburgh”) and Consolidated Communications Holdings, Inc. (“Consolidated”) issued a press release announcing the cash/stock election deadline and the scheduled closing date for the pending merger between North Pittsburgh and Consolidated, the text of which press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	Press release dated December 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North Pittsburgh Systems, Inc.
(Registrant)

Date: December 10, 2007	/s/ Matthew D. Poleski
Matthew D. Poleski
Vice President, Treasurer and Chief Financial Officer